SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 2, 2004

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25283 Commission file number	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)	92707 (Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On August 2, 2004, Corinthian Colleges, Inc. (“Corinthian”) issued a press release containing certain operating and financial results for its fourth quarter ended June 30, 2004 and for its fiscal year ended June 30, 2004. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

August 2, 2004	/s/ Dennis N. Beal

Dennis N. Beal
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued August 2, 2004.